Defined Technology Portfolio®	Series 01J [ 1/3/2001 - Current Offering ] | cusip: 29471T626
Fund Overview
As of January 16, 2001
Closing NAV: 1.00617	Previous Close: 1.01782	Change: -0.01165	% Change: -1.14460%

The Objective:
The Portfolio seeks capital appreciation by investing for about one year in a selection of technology stocks.

The Strategy:
Applying a Rebalancing Model to the Merrill Lynch 100 Technology Index SM (ML 100 Index), the Portfolio seeks to enhance investment results by reweighting Index stocks. Each year, Defined Asset Funds intends to apply the Rebalancing Model to the ML 100 Index to create a new Portfolio. You can choose to roll your investment into this new Portfolio, at a reduced sales charge, if available, or redeem your investment. Although this is a one-year investment, we recommend you continue with this Strategy for at least three to five years for potentially more consistent results.

Offered By: This portfolio is offered by Merrill Lynch (TEC01J).

Portfolio Holdings

Many of the stocks do not currently pay dividends. Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Tuesday, January 16, 2001
Security	Symbol	Price	% of Portfolio
BMC Software, Inc.	BMCS	26.75	2.40
BroadVision, Inc.	BVSN	16.81	2.21
PeopleSoft, Inc.	PSFT	48.69	1.86
CIENA Corporation	CIEN	90.06	1.68
Citrix Systems, Inc.	CTXS	27.56	1.65
Rational Software Corporation	RATL	44.69	1.62
Amazon.com, Inc.	AMZN	18.06	1.62
ASM Lithography Holding N.V.	ASML	25.75	1.56
Amdocs Ltd.	DOX	74.50	1.53
i2 Technologies, Inc.	ITWO	48.17	1.50
Cadence Design Systems, Inc.	CDN	29.44	1.48
Unisys Corporation	UIS	16.88	1.44
Check Point Software Technologies	CHKP	120.56	1.44
Lexmark International Group, Inc.	LXK	48.06	1.44
Network Appliance, Inc.	NTAP	58.13	1.43
BEA Systems, Inc.	BEAS	63.13	1.43
Exodus Communications, Inc.	EXDS	21.69	1.39
Micron Technology, Inc.	MU	38.94	1.37
Sungard Data Systems Inc.	SDS	47.19	1.35
Mercury Interactive Corporation	MERQ	79.36	1.34
Electronic Data Systems Corporation	EDS	58.25	1.32
QLogic Corporation	QLGC	72.25	1.31
eBay, Inc.	EBAY	43.81	1.29
Applied Micro Circuits Corporation	AMCC	70.38	1.28
Gateway, Inc.	GTW	20.16	1.27
Extreme Networks, Inc.	EXTR	43.19	1.24
Computer Sciences Corporation	CSC	57.06	1.20
Electronic Arts, Inc.	ERTS	37.44	1.19
QUALCOMM, Inc.	QCOM	70.94	1.18
Intuit, Inc.	INTU	34.06	1.18
Infosys Technologies Limited	INFY	112.94	1.17
Conexant Systems, Inc.	CNXT	19.88	1.16
Brocade Communications Systems, Inc.	BRCD	92.38	1.10
Sycamore Networks, Inc.	SCMR	42.00	1.10
Redback Networks, Inc.	RBAK	46.56	1.09
ONI Systems Corp.	ONIS	33.11	1.06
Inktomi Corporation	INKT	15.98	1.03
Finisar Corporation	FNSR	32.06	1.03
Commerce One, Inc.	CMRC	22.94	1.02
VeriSign, Inc.	VRSN	78.38	1.02
Handspring, Inc.	HAND	44.88	1.01
Corvis Corporation	CORV	23.94	0.98
Broadcom Corporation	BRCM	117.88	0.95
Computer Associates International, Inc.	CA	27.50	0.92
Juniper Networks, Inc.	JNPR	128.00	0.90
AOL Time Warner, Inc.	AOL	46.70	0.90
VERITAS Software Corporation	VRTS	90.38	0.84
SAP AG	SAP	41.69	0.84
Lucent Technologies, Inc.	LU	18.19	0.84
Palm, Inc.	PALM	26.56	0.83
Jabil Circuit, Inc.	JBL	30.94	0.81
Openwave Systems, Inc.	OPWV	43.94	0.81
TIBCO Software, Inc.	TIBX	42.13	0.80
EMC Corporation	EMC	69.88	0.80
Flextronics International Ltd.	FLEX	31.25	0.80
Sanmina Corporation	SANM	40.00	0.79
Corning, Inc.	GLW	59.94	0.78
Taiwan Semiconductor Manufacturing Company Limited	TSM	21.81	0.78
Oracle Corporation	ORCL	31.81	0.77
Sun Microsystems, Inc.	SUNW	31.38	0.77
Alcatel	ALA	63.69	0.76
Dell Computer Corporation	DELL	21.50	0.76
Microsoft Corporation	MSFT	52.56	0.75
LSI Logic Corporation	LSI	21.25	0.75
JDS Uniphase Corporation	JDSU	48.13	0.75
Maxim Integrated Products, Inc.	MXIM	57.56	0.75
PMC-Sierra, Inc.	PMCS	79.94	0.75
Siebel Systems, Inc.	SEBL	68.44	0.75
Solectron Corporation	SLR	37.79	0.75
Vignette Corporation	VIGN	14.38	0.74
Compaq Computer Corporation	CPQ	17.75	0.74
Molex, Inc.	MOLX	42.06	0.73
Apple Computer, Inc.	AAPL	17.13	0.72
Altera Corporation	ALTR	29.88	0.72
Cisco Systems, Inc.	CSCO	38.50	0.72
Foundry Networks, Inc.	FDRY	15.50	0.72
SONY Corporation	SNE	76.50	0.72
Linear Technology Corporation	LLTC	52.94	0.71
Vitesse Semiconductor Corporation	VTSS	54.44	0.71
Philips Electronics N.V.	PHG	39.56	0.70
Analog Devices, Inc.	ADI	52.56	0.70
Tellabs, Inc.	TLAB	55.81	0.70
Comverse Technology, Inc.	CMVT	106.81	0.69
Applied Materials, Inc.	AMAT	44.44	0.69
Adobe Systems, Inc.	ADBE	50.88	0.69
Xilinx, Inc.	XLNX	48.44	0.68
International Business Machines Corporation	IBM	92.75	0.67
ADC Telecommunications, Inc.	ADCT	17.19	0.67
Telefonaktiebolaget LM Ericsson AB	ERICY	11.69	0.67
KLA-Tencor Corporation	KLAC	37.19	0.66
Yahoo! Inc.	YHOO	27.38	0.65
Motorola, Inc.	MOT	21.25	0.65
STMicroelectronics N.V.	STM	41.81	0.64
Nortel Networks Corporation	NT	31.94	0.64
Intel Corporation	INTC	31.38	0.64
Ariba, Inc.	ARBA	36.31	0.63
Texas Instruments, Inc.	TXN	47.69	0.63
Teradyne, Inc.	TER	36.69	0.63
Hewlett-Packard Company	HWP	30.38	0.62
Nokia Corporation	NOK	39.44	0.59

Selection Methodology:

The stocks for the Portfolio were selected by applying a quantitative model developed by Bernard V. Tew, Ph.D., Chairman of Q.E.D. Investments. The model was designed to improve returns and control risk in the speculative technology sector. As Portfolio Consultant, Dr. Tew works closely with Defined Asset Funds to implement the following stock selection process:

Define the Universe: We begin by defining the universe of stocks. In this case, we use the ML 100 Technology Index for its exposure to the technology sector and its emphasis on large companies.

Construct an Enhanced Portfolio: Stocks in the ML 100 Index are then analyzed by the Portfolio Consultant for historical correlation relationships, to identify stocks whose prices move inversely to one another. These relationships create a portfolio of stocks that complement each other and seeks to reduce volatility.

Reweight the Index: Using this historical price data and incorporating risk reduction techniques, we reweight the stocks of the ML 100 Index. This reweighting seeks to enhance potential return.

Rebalance the Portfolio: Because the Model works best over a one-year period, Defined Asset Funds and the Portfolio Consultant plan to construct a new Portfolio each year. The Model will be reapplied to the ML 100 Index to determine the weightings for a new Defined Technology Portfolio. At that time, you can choose to roll your proceeds into the new Portfolio at a reduced sales charge, if available, or you can redeem your investment. Although this is a one-year investment, we recommend you continue with this Strategy for at least three to five years for potentially more consistent results.

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Performance figures for the most recent quarter are not yet available; we'll post them as soon as possible.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including creation and development fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.313% of net assets)	$3.10

Estimated Organization Costs	$1.90

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you seek capital appreciation. You may benefit from a professionally selected portfolio whose risk may be reduced by investing in equity securities of different issuers. Because all of the Portfolio stocks are concentrated in the technology sector, this Portfolio is not designed to be a complete investment program.

The Portfolio is not appropriate for you if you are unwilling to take the additional risk involved with an aggressive growth equity investment. It generally is not appropriate if you are seeking preservation of capital or current income.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no assurance that this Portfolio will meet its objective or that it will outperform the ML100 Index.

This Portfolio is composed of aggressive growth stocks that are subject to extreme price volatility, and should be considered speculative.

This Portfolio consists exclusively of stocks from the technology sector, which may involve special risks including intense competition and rapid obsolecence.

This Portfolio does not reflect research opinions or any buy or sell recommendations from the Sponsor.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
One (1) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. Federal Income Taxes. Please consult your tax advisor concerning state and local taxation.

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Unit Investment Trust Department
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New York, New York 10004
1-800-323-1508

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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